================================================================================


                          ZIONS FINANCIAL CORP., ISSUER

                                       AND

                         ZIONS BANCORPORATION, GUARANTOR


                                       TO

                     CHASE MANHATTAN BANK AND TRUST COMPANY,
                              NATIONAL ASSOCIATION
                                                  TRUSTEE



                                ----------------

                                    Indenture

                            DATED AS OF MAY 24, 2001

                                ----------------




                                  $200,000,000


              FIXED/FLOATING RATE GUARANTEED NOTES DUE MAY 15, 2011




================================================================================

                 Certain Sections of this Indenture relating to
                         Sections 310 through 318 of the
                          Trust Indenture Act of 1939:


Trust Indenture                                                  Indenture
  Act Section                                                     Section
---------------                                                  ---------
Section 310(a)(1)     .........................................          709
           (a)(2)     .........................................          709
           (a)(3)     .........................................    Not Applicable
           (a)(4)     .........................................    Not Applicable
           (b)        .........................................          708
                                                                         710
Section 311(a)       .........................................          713
           (b)       .........................................          713
Section 312(a)       .........................................          801
                                                                        702(a)
           (b)       .........................................          802(b)
           (c)       .........................................          802(c)
Section 313(a)       .........................................          803(a)
           (a)(4)    .........................................          101
                                                                        1104
           (b)       .........................................          803(a)
           (c)       .........................................          803(a)
           (d)       .........................................          803(b)
Section 314(a)       .........................................          804
           (b)       .........................................    Not Applicable
           (c)(1)    .........................................          102
           (c)(2)    .........................................          102
           (c)(3)    .........................................    Not Applicable
           (d)       .........................................    Not Applicable
           (e)       .........................................          102
Section 315(a)       .........................................          701
           (b)       .........................................          702
           (c)       .........................................          701
           (d)       .........................................          701
           (e)       .........................................          614
Section 316(a)       .........................................          101
           (a)(1)(A) .........................................          602
                                                                        512
           (a)(1)(B) .........................................          613
           (a)(2)    .........................................    Not Applicable
           (b)       .........................................          608
           (c)       .........................................          104(c)
Section 317(a)(1)    .........................................          603
           (a)(2)    .........................................          604
           (b)       .........................................          1103
Section 318(a)       .........................................          107

---------------
Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
                                   ARTICLE ONE
            Definitions and Other Provisions of General Application

SECTION 101.  Definitions ...................................................  2
SECTION 102.  Compliance Certificates and Opinions .......................... 13
SECTION 103.  Form of Documents Delivered to Trustee ........................ 14
SECTION 104.  Acts of Holders; Record Dates ................................. 14
SECTION 105.  Notices, Etc., to Trustee, Company,
              and Guarantor ................................................. 17
SECTION 106.  Notice to Holders; Waiver ..................................... 18
SECTION 107.  Conflict with Trust Indenture Act ............................. 18
SECTION 108.  Effect of Headings and Table of Contents ...................... 19
SECTION 109.  Successors and Assigns ........................................ 19
SECTION 110.  Separability Clause ........................................... 19
SECTION 111.  Benefits of Indenture ......................................... 19
SECTION 112.  Governing Law ................................................. 19
SECTION 113.  Legal Holidays ................................................ 19

                                   ARTICLE TWO
                                 Security Forms

SECTION 201.  Forms Generally ............................................... 20
SECTION 202.  Form of Face of Security ...................................... 21
SECTION 203.  Form of Reverse of Security ................................... 28
SECTION 204.  Form of Trustee's Certificate of Authentication ............... 32
SECTION 205.  Form of Guarantee ............................................. 32

                                  ARTICLE THREE
                                 The Securities

SECTION 301.  Title and Terms ............................................... 34
SECTION 302.  Denominations ................................................. 36
SECTION 303.  Execution, Authentication, Delivery
              and Dating .................................................... 36
SECTION 304.  Temporary Securities .......................................... 37
SECTION 305.  Registration, Registration of Transfer
              and Exchange .................................................. 38
SECTION 306.  Mutilated, Destroyed, Lost and Stolen Securities .............. 41

-----------

NOTE: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                            Page
                                                                            ----
SECTION 307.  Payment of Interest; Interest Rights Preserved ................ 42
SECTION 308.  Persons Deemed Owners ......................................... 44
SECTION 309.  Cancellation .................................................. 44
SECTION 310.  Computation of Interest ....................................... 45
SECTION 311.  CUSIP Numbers ................................................. 45

                                  ARTICLE FOUR
                            GUARANTEE OF SECURITIES

SECTION 401.  Unconditional Guarantee ....................................... 45
SECTION 402.  Execution of Guarantees ....................................... 46

                                  ARTICLE FIVE
                           Satisfaction and Discharge

SECTION 501.  Satisfaction and Discharge of Indenture ....................... 47
SECTION 502.  Application of Trust Money .................................... 48

                                   ARTICLE SIX
                                    Remedies

SECTION 601.  Events of Default ............................................. 49
SECTION 602.  Acceleration of Maturity; Rescission
              and Annulment ................................................. 52
SECTION 603.  Collection of Indebtedness and Suits for
              Enforcement by Trustee ........................................ 53
SECTION 604.  Trustee May File Proofs of Claim .............................. 54
SECTION 605.  Trustee May Enforce Claims Without
              Possession of Securities ...................................... 55
SECTION 606.  Application of Money Collected ................................ 55
SECTION 607.  Limitation on Suits ........................................... 55
SECTION 608.  Unconditional Right of Holders to
              Receive Principal, Premium and Interest ....................... 56
SECTION 609.  Restoration of Rights and Remedies ............................ 57
SECTION 610.  Rights and Remedies Cumulative ................................ 57
SECTION 611.  Delay or Omission Not Waiver .................................. 57
SECTION 612.  Control by Holders ............................................ 57
SECTION 613.  Waiver of Past Defaults ....................................... 58
SECTION 614.  Undertaking for Costs ......................................... 58
SECTION 615.  Waiver of Stay or Extension Laws .............................. 58

-----------

NOTE: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                            Page
                                                                            ----
                                  ARTICLE SEVEN
                                  The Trustee

SECTION 701.  Certain Duties and Responsibilities ........................... 59
SECTION 702.  Notice of Defaults ............................................ 60
SECTION 703.  Certain Rights of Trustee ..................................... 60
SECTION 704.  Not Responsible for Recitals
              or Issuance of Securities or Guarantees ....................... 62
SECTION 705.  May Hold Securities ........................................... 62
SECTION 706.  Money Held in Trust ........................................... 62
SECTION 707.  Compensation and Reimbursement ................................ 63
SECTION 708.  Disqualification; Conflicting Interests ....................... 64
SECTION 709.  Corporate Trustee Required; Eligibility ....................... 64
SECTION 710.  Resignation and Removal; Appointment of Successor ............. 64
SECTION 711.  Acceptance of Appointment by Successor ........................ 66
SECTION 712.  Merger, Conversion, Consolidation or Succession to Business ... 66
SECTION 713.  Preferential Collection of Claims Against Company ............. 67

                                  ARTICLE EIGHT
          Holders' Lists and Reports by Trustee, Company and Guarantor

SECTION 801.  Company to Furnish Trustee Names and Addresses of Holders ..... 67
SECTION 802.  Preservation of Information;
              Communications to Holders ..................................... 67
SECTION 803.  Reports by Trustee. ........................................... 68
SECTION 804.  Reports by Company ............................................ 68

                                  ARTICLE NINE
              Consolidation, Merger, Conveyance, Transfer or Lease

SECTION 901.  Company May Consolidate, Etc., Only on Certain Terms .......... 69
SECTION 902.  Successor Substituted ......................................... 70
SECTION 903.  Guarantor May Consolidate, Etc. Only on Certain Terms ......... 70
SECTION 904.  Successor Corporation Substituted for Guarantor ............... 71

-----------

NOTE: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                            Page
                                                                            ----
                                   ARTICLE TEN
                            Supplemental Indentures
SECTION 1001. Supplemental Indentures Without Consent of Holders ............ 72
SECTION 1002. Supplemental Indentures with Consent of Holders ............... 73
SECTION 1003. Execution of Supplemental Indenture ........................... 74
SECTION 1004. Effect of Supplemental Indentures ............................. 75
SECTION 1005. Conformity with Trust Indenture Act ........................... 75
SECTION 1006. Reference in Securities to Supplemental Indentures ............ 75
SECTION 1007. Subordination Impaired ........................................ 75

                                 ARTICLE ELEVEN
                                   Covenants

SECTION 1101.  Payment of Principal ,Premium and Interest ................... 76
SECTION 1102.  Maintenance of Office or Agency .............................. 76
SECTION 1103.  Money for Security Payments to Be Held
               in Trust ..................................................... 77
SECTION 1104.  Statement by Officers as to Default .......................... 78
SECTION 1105.  Existence .................................................... 78
SECTION 1106.  Payment of Taxes and Other Claims ............................ 79
SECTION 1107.  Waiver of Certain Covenants .................................. 79
SECTION 1108.  Waiver of Certain Covenants .................................. 80

                                 ARTICLE TWELVE
                            Redemption of Securities

SECTION 1201.  Right of Redemption .......................................... 80
SECTION 1202.  Applicability of Article ..................................... 80
SECTION 1203.  Election to Redeem; Notice to Trustee ........................ 81
SECTION 1204.  Selection by Trustee of Securities to Be Redeemed ............ 81
SECTION 1205.  Notice of Redemption ......................................... 81
SECTION 1206.  Deposit of Redemption Price .................................. 82
SECTION 1207.  Securities Payable on Redemption Date ........................ 82
SECTION 1208.  Securities Redeemed in Part .................................. 83

-----------

NOTE: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                            Page
                                                                            ----
                                ARTICLE THIRTEEN
                          Subordination of Guarantees
SECTION 1301.  Guarantees Subordinate to Senior
               Indebtedness ................................................. 83
SECTION 1302.  Payment Over of Proceeds Upon
               Dissolution, Etc. ............................................ 83
SECTION 1303.  Prior Payment to Senior Indebtedness
               Upon Acceleration of Securities .............................. 85
SECTION 1304.  No Payment When Senior Indebtedness
               in Default ................................................... 85
SECTION 1305.  Payment Permitted If No Default .............................. 86
SECTION 1306.  Subrogation to Rights of Holders of
               Senior Indebtedness .......................................... 86
SECTION 1307.  Provisions Solely to Define Relative
               Rights ....................................................... 87
SECTION 1308.  Trustee to Effectuate Subordination .......................... 87
SECTION 1309.  No Waiver of Subordination Provisions ........................ 87
SECTION 1310.  Notice to Trustee ............................................ 88
SECTION 1311.  Reliance on Judicial Order or
               Certificate of Liquidating Agent ............................. 89
SECTION 1312.  Trustee Not Fiduciary for Holders
               of Senior Indebtedness (or Creditors in Respect of
               General Obligations) ......................................... 89
SECTION 1313.  Rights of Trustee as Holder of Senior
               Indebtedness; Preservation of Trustee's Rights ............... 90
SECTION 1314.  Article Applicable to Paying Agents .......................... 90
SECTION 1315.  Payment of Proceeds in Certain Cases ......................... 90
SECTION 1316.  Automatic Termination ........................................ 92

TESTIMONIUM ................................................................. 93

SIGNATURES AND SEALS ........................................................ 94

ACKNOWLEDGMENTS ............................................................. 94

-----------

NOTE: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

          INDENTURE, dated as of May 24, 2001, among Zions Financial Corp., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at One South Main, Suite 1380, Salt Lake City, Utah 84111, Zions Bancorporation, a corporation duly organized and existing under the laws of Utah (hereinafter called the "Guarantor"), having its principal office at One South Main, Suite 1380, Salt Lake City, Utah 84111, and Chase Manhattan Bank And Trust Company, National Association, a national banking association duly organized and existing under the laws of the United States of America, as Trustee (herein called the "Trustee").


                             RECITALS OF THE COMPANY

          The Company has duly authorized the creation of an issue of its Fixed/Floating Rate Guaranteed Notes Due May 15, 2011 (herein called the "Securities") of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

          All things necessary to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

                            RECITALS OF THE GUARANTOR

          The Guarantor has duly authorized the Guarantees provided for herein, and to provide therefor the Guarantor has duly authorized the execution and delivery of this Indenture.

          All things necessary to make the Guarantees, when endorsed on the Securities to which they relate and executed by the Guarantor, the valid obligations of the Guarantor, and to make this Indenture a valid agreement of the Guarantor, in accordance with their and its terms, have been done.

                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                  ARTICLE ONE

                        Definitions and Other Provisions
                             of General Application

SECTION 101. DEFINITIONS.

                    For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:


                    (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                    (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                    (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted--at the date of this instrument--at the date of such computation; and

                    (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

          "8 5/8% Subordinated Notes" means those certain 8 5/8% Subordinated Notes of the Guarantor, due October 15, 2002, issued under the indenture, dated as of October 20, 1992, among the Guarantor and Citibank, N.A., as trustee, and all other notes and obligations that may be issued under such indenture, as the same may be amended from time to time.

          "Act", when used with respect to any Holder, has the meaning specified in Section 104.

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of the Depositary for such Security to the extent applicable to such transaction and as in effect from time to time.

          "Board of Directors" means any of the board of directors of the Company or of the Guarantor, as the case may be, or any duly authorized committee of any such board.

          "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company or of the Guarantor, as the case may be, to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in Salt Lake City, Utah or New York, New York are authorized or obligated by law or executive order to close.

          "Calculation Agent" means Goldman, Sachs & Co. and its successors and assigns, or such other calculation agent as is appointed by the Company with the written consent of the Trustee, which consent shall not be unreasonably withheld. The Company shall appoint, with the written consent of the Trustee, which consent shall not be unreasonably withheld, a successor calculation agent in the circumstances and as provided in Section 202.

          "California Bank & Trust" means California Bank & Trust, a California banking corporation, together with its successors.

          "claim" shall have the meaning assigned thereto in Section 101(5) of the Bankruptcy Code of 1978, as amended to the date of this Indenture.

          "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

          "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

          "Company Request" and "Company Order" mean a written request or order signed in the name of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

          "Corporate Trust Office" means the principal office of the Trustee in San Francisco, California at which at any particular time its corporate trust business shall be administered and which initially shall be 101 California Street, San Francisco, California 94111.

          "corporation" means a corporation, association, company, joint-stock company or business trust.

          "Daily Interest Amount" has the meaning set forth in the form of the Securities contained in Section 202.

          "Default" has the meaning specified in Section 601.

          "Defaulted Interest" has the meaning specified in Section 307.

          "Depositary" means a clearing agency registered under the Exchange Act that is designated to act as Depositary for the Securities as contemplated by
Section 301 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean such successor Depositary. The Depositary shall initially be DTC.

          "Determination Date" has the meaning set forth in the form of the Securities contained in Section 202.

          "DTC" means The Depository Trust Company, a New York corporation.

          "Event of Default" has the meaning specified in Section 601.

          "Excess Proceeds" has the meaning specified in Section 1315.

          "Exchange Act" means the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time.

          "Exchange Offer" has the meaning set forth in the form of the Securities contained in Section 202.

          "Exchange Registration Statement" has the meaning set forth in the form of the Securities contained in Section 202.

          "Exchange Securities" means the securities issued pursuant to the Exchange Offer and their Successor Securities.

          "Floating Interest Rate" has the meaning set forth in the form of the Securities contained in Section 202.

          "Floating Rate Period" has the meaning set forth in the form of the Securities contained in Section 202.

          "General Obligations" means all obligations of the Guarantor to make payment on account of claims of general creditors, other than (A) obligations on account of Senior Indebtedness and (B) obligations on account of the Guarantees and indebtedness for money borrowed ranking PARI PASSU with or subordinate to the Guarantees; PROVIDED, HOWEVER, that if the Board of Governors of the Federal Reserve System (or other Federal banking supervisor that shall at the time of determination be the Guarantor's primary Federal banking supervisor) shall promulgate any rule or issue any interpretation defining or describing the term "general creditor" or "general creditors" or "senior indebtedness" for purposes of its criteria for the inclusion of subordinated debt of a bank holding company (including a financial holding company, if applicable) in capital, or otherwise defining or describing the obligations to which subordinated debt of a bank holding company (including a financial holding company, if applicable) must be subordinated to be included in capital, to include any obligations not included in the definition of "Senior Indebtedness" herein, the term "General Obligations" shall mean such obligations as defined or described in the first such rule or interpretation, other than obligations described in clauses (A) and
(B) above.

          "Global Security" means a Security bearing the legend specified in
Section 202 evidencing all or part of the Securities, issued to the Depositary or its nominee and registered in the name of such Depositary or nominee.

          "Guarantee" means the Guarantor's unconditional guarantee of the payment of the Securities as more fully described in Article Four.

          "Guarantor" means the Person named as the "Guarantor" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Guarantor" shall mean such successor corporation.

          "Guarantor Request" and "Guarantor Order" mean a written request or order signed in the name of the Guarantor by its Chairman of the Board, its Vice Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

          "Holder" means a Person in whose name a Security is registered in the Security Register.

          "indebtedness for money borrowed", when used with respect to the Guarantor, means any obligation of, or any obligation guaranteed by, the Guarantor for the repayment of borrowed money, whether or not evidenced by bonds, debentures, notes or other written instruments.

          "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

          "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

          "Interest Reset Date" has the meaning set forth in the form of the Securities contained in Section 202.

          "Interest Reset Period" has the meaning set forth in the form of the Securities contained in Section 202.

          "LIBOR" has the meaning set forth in the form of the Securities contained in Section 202.

          "London Banking Day" has the meaning set forth in the form of the Securities contained in Section 202.

          "Major Constituent Bank" means any Subsidiary of the Guarantor which is organized as a banking organization under Federal or State law and which represents 25% or more of the consolidated total assets of the Guarantor.

          "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

          "Officers' Certificate" means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company or the Guarantor, as the case may be, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 1104 shall be the principal executive, financial or accounting officer of the Company or of the Guarantor, as the case may be.

          "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company or the Guarantor, and who shall be acceptable to the Trustee.

          "Original Securities" means all Securities other than Exchange Securities.

          "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, EXCEPT:

                    (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                    (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; PROVIDED that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

                    (iii) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

PROVIDED, HOWEVER, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company, the Guarantor or any other obligor upon the Securities or any Affiliate of the Company, the Guarantor or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company, the Guarantor or any other obligor upon the Securities or any Affiliate of the Company, the Guarantor or of such other obligor.

          "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

          "Person" means any individual, corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

          "Principal Payment Date," has the meaning set forth in the form of the Securities contained in Section 202.

          "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

          "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

          "Registered Securities" means the Exchange Securities and all other Securities sold or otherwise disposed of pursuant to an effective registration statement under the Securities Act, together with their respective Successor Securities. "Registration Default" has the meaning set forth in the form of the Securities contained in Section 202.

          "Registration Rights Agreement" has the meaning set forth in the form of the Securities contained in Section 202.

          "Regular Record Date" for the interest payable on any Interest Payment Date means the May 1 or November 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

          "Representative Amount" has the meaning set forth in the form of the Securities contained in Section 202.

          "Resale Registration Statement" has the meaning set forth in the form of the Securities contained in Section 202.

          "Responsible Officer", when used with respect to the Trustee, means any officer of the Trustee expressly assigned to administer the duties of the Trustee hereunder.

          "Restricted Securities" means all Securities required pursuant to
Section 305 to bear any Restricted Securities Legend. Such term includes the Restricted Global Security.

          "Restricted Securities Legend" means, collectively, the legends substantially in the forms of the legends required in the form of Security set forth in Section 202 to be placed upon each Restricted Security.

          "Rule 144" means Rule 144 under the Securities Act.

          "Rule 144A" means Rule 144A under the Securities Act.

          "Securities" means the securities designated as such in the first paragraph of the RECITALS and includes the Exchange Securities.

          "Securities Act" means the Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time.

          "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

          "Senior Indebtedness" means the principal of (and premium, if any) and interest on (a) all indebtedness for money borrowed of the Guarantor other than the 8 5/8% Subordinated Notes (which shall rank pari passu with the Guarantees) and the obligations evidenced by the Guarantees, whether outstanding on the date of this Indenture or thereafter created, incurred or assumed, except (i) such indebtedness as is by its terms expressly stated to be junior in right of payment to the Guarantees and (ii) such indebtedness as is by its terms expressly stated to rank pari passu in right of payment with the Guarantees, and (b) any deferrals, renewals or extensions of any such Senior Indebtedness.

          "Special Interest" has the meaning set forth in the form of the Securities contained in Section 202.

          "Special Interest Notice" has the meaning set forth in Section 301.

          "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

          "Stated Maturity", when used with respect to any Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.

          "Step-Down Date" has the meaning set forth in the form of the Securities contained in Section 202.

          "Step-Up" has the meaning set forth in the form of the Securities contained in Section 202.

          "Subsequent Step-Up" has the meaning set forth in the form of the Securities contained in Section 202.

          "Subsidiary of the Company" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries of the Company, or by the Company and one or more other Subsidiaries of the Company. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

          "Subsidiary of the Guarantor" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Guarantor or by one or more other Subsidiaries of the Guarantor, or by the Guarantor and one or more other Subsidiaries of the Guarantor. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

          "Successor Security" of any particular Security means every Security issued after, and evidencing all or a portion of the same debt as that evidenced by, such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

          "Telerate Page 3750" has the meaning set forth in the form of the Securities contained in Section 202.

          "Termination Event" means (a) the promulgation of any rule or regulation or the issuance of any interpretation of the Board of Governors of the Federal Reserve System (or other Federal banking supervisor that shall at the time of determination be the Guarantor's primary Federal banking supervisor) that (i) defines or describes the terms "general creditor" or "general creditors" or "senior indebtedness" for purposes of its criteria for the inclusion of subordinated debt of a bank holding company (including a financial holding company, if applicable) must be subordinated to be included in capital, or otherwise defines or describes the obligations to which subordinated debt of a bank holding company (including a financial holding company, if applicable) must be subordinated for the debt to be included in capital, to include no obligations other than those covered by the definition of Senior Indebtedness without regard to any other obligations of the Guarantor, (ii) permits the Guarantor to include the Guarantees in its capital if they were subordinated in right of payment to the Senior Indebtedness without regard to any other obligations of the Guarantor, (iii) otherwise eliminates the requirement that subordinated debt of a bank holding company (including a financial holding company, if applicable) must be subordinated in right of payment to the claims of its general creditors in order to be included in capital or (iv) causes the Guarantees to be excluded from capital notwithstanding the provisions of this Indenture referred to in Section 1316 or (b) any event that results in the Guarantor not being subject to capital requirements under the rules, regulations or interpretations of the Board of Governors of the Federal Reserve System (or other Federal banking supervisor).

          "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

          "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; PROVIDED, HOWEVER, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

          "Vice President", when used with respect to the Company, the Guarantor or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

          "Zions First National Bank" means Zions First National Bank, a national banking association, together with its successors.

SECTION 102. COMPLIANCE CERTIFICATES AND OPINIONS.

          Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company or of the Guarantor, as the case may be, shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company or the Guarantor, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirement set forth in this Indenture.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

                    (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                    (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                    (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                    (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 103. FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Company or the Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company or of the Guarantor, as the case may be, stating that the information with respect to such factual matters is in the possession of the Company or of the Guarantor, as the case may be, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104. ACTS OF HOLDERS; RECORD DATES.

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company and the Guarantor. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 701) conclusive in favor of the Trustee and the Company and the Guarantor, if made in the manner provided in this Section.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

          (c) The Company may, in the circumstances permitted by the Trust Indenture Act, fix any day as the record date for the purpose of determining the Holders of Outstanding Securities entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities, PROVIDED that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such matter referred to in the foregoing sentence, the record date for any such matter shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 801) prior to such first solicitation. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; PROVIDED that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities in the manner set forth in Section 106.

          The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to join in the giving or making of (i) any Notice of Default, (ii) any request to institute proceedings referred to in Section 607(2) or (iii) any direction referred to in
Section 612. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; PROVIDED that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Securities in the manner set forth in Section 106.

          With respect to any record date set pursuant to this Section, the party hereto which sets such record dates may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; PROVIDED that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Securities in the manner set forth in Section 106, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

          Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

          (d) The ownership of Securities shall be proved by the Security Register.

          (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company or the Guarantor in reliance thereon, whether or not notation of such action is made upon such Security.

SECTION 105. NOTICES, ETC., TO TRUSTEE, COMPANY, AND GUARANTOR.

          Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                    (1) the Trustee by any Holder or by the Company or the Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention:
          Corporate Trust Administration, or

                    (2) the Company or the Guarantor by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company or the Guarantor, as the case may be, addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company or the Guarantor.

SECTION 106. NOTICE TO HOLDERS; WAIVER.

          Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 107. CONFLICT WITH TRUST INDENTURE ACT.

          If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this

Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

SECTION 108. EFFECT OF HEADINGS AND TABLE OF CONTENTS.

          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 109. SUCCESSORS AND ASSIGNS.

          All covenants and agreements in this Indenture by the Company and the Guarantor shall bind their respective successors and assigns, whether so expressed or not.

SECTION 110. SEPARABILITY CLAUSE.

          In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111. BENEFITS OF INDENTURE.

          Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than (a) the parties hereto and their successors hereunder, (b) the holders of Senior Indebtedness, (c) the Holders of Securities and (d) subject to Section 1007, the creditors in respect of General Obligations, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112. GOVERNING LAW.

          This Indenture, the Securities and the Guarantees shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 113. LEGAL HOLIDAYS.

          Except as otherwise specified in Section 202, in any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this

Indenture or of the Securities or Guarantees) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, PROVIDED that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.


                                  ARTICLE TWO

                                 Security Forms

SECTION 201. FORMS GENERALLY.

          The Securities, the Guarantees and the Trustee's certificates of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities or Guarantees, as evidenced by their execution thereof.

          The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

          Upon their original issuance, Original Securities shall be issued in the form of one or more Global Securities registered in the name of DTC, as Depositary, or its nominee and deposited with the Trustee, as custodian for DTC, for credit by DTC to the respective accounts of beneficial owners of the Securities represented thereby (or such other accounts as they may direct). Such Global Securities, together with its Successor Securities which are Global Securities, are collectively herein called the "Restricted Global Security".

SECTION 202. FORM OF FACE OF SECURITY.

          THIS SECURITY IS AN UNSECURED DEBT OBLIGATION OF ZIONS FINANCIAL CORP. THE GUARANTEE ENDORSED HEREON IS AN UNSECURED AND SUBORDINATED OBLIGATION OF ZIONS BANCORPORATION. NEITHER THIS SECURITY NOR THE GUARANTEE ENDORSED HEREON IS A DEPOSIT OR SAVINGS ACCOUNT OR IS INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

[THE FOLLOWING LEGEND SHALL APPEAR ON THE FACE OF EACH RESTRICTED SECURITY:

          THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT ACQUIRING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (4) TO AN INSTITUTIONAL INVESTOR THAT IS AN ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501 OF REGULATION D UNDER THE SECURITIES ACT PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT (IF AVAILABLE) OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND (B) IN EACH CASE, IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS.]

[THE FOLLOWING LEGEND SHALL APPEAR ON THE FACE OF EACH GLOBAL SECURITY:

          THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY, WHICH MAY BE TREATED BY THE COMPANY, THE TRUSTEE AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES.

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO.

OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          THIS SECURITY MAY NOT BE EXCHANGEABLE IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]


                              ZIONS FINANCIAL CORP.

                    ----------------------------------------

No. __________                                                         $________

          ZIONS FINANCIAL CORP., a corporation duly organized and existing under the laws of Delaware (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to _________________, or registered assigns, the principal sum of Two Hundred Million Dollars (such amount the "principal amount" of this Security) [if the Security is a Global Security, then insert - - or such other principal amount (which, when taken together with the principal amounts of all other Outstanding Securities, shall not exceed $200,000,000 in the aggregate at any one time) as may be set forth in the records of the trustee hereinafter referred to in accordance with the Indenture,] on May 15, 2011, and to pay interest thereon from May 24, 2001 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on May 15 and November 15 in each year, commencing November 15, 2001 until but excluding May 15, 2006, at the rate of 6.95% per annum, and from May 15, 2006 until the principal hereof is paid or made available for payment (such date, the "Principal Payment Date," and such period, the "Floating Rate Period"), at the Floating Interest Rate.

          During the Floating Rate Period, the per annum interest rate on this Security (the "Floating Interest Rate") in effect for each day of an Interest Reset Period (as defined below) will be equal to LIBOR (as defined below) plus 286 basis points (2.86%), as determined by the Calculation Agent. The Floating Interest Rate for each Interest Period will be set monthly on the first day of each Interest Reset Period (as defined below) commencing May 15,

2006 (each such date, an "Interest Reset Date"). During the Floating Rate Period, the amount of interest for each day this Security is outstanding (the "Daily Interest Amount") shall be calculated by dividing the interest rate in effect for that day by 360 and multiplying the result by the outstanding principal amount of this Security. The amount of interest to be paid on this Security for each Interest Reset Period shall be calculated by adding the Daily Interest Amounts for each day in such Interest Reset Period.

          In the event that an Interest Payment Date is not a Business Day, the Company shall pay interest on the next day that is a Business Day, with the same force and effect as if made on the Interest Payment Date, and without any interest or other payment with respect to the delay; PROVIDED, HOWEVER, if such Interest Payment Date occurs during the Floating Rate Period and such next Business Day is in a different month, then the Company shall pay interest on the Business Day immediately preceding that Interest Payment Date for the entire Interest Reset Period. If the Principal Payment Date or earlier Redemption Date falls on a day that is not a Business Day, the payment of principal and interest, if any, need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Principal Payment Date or earlier Redemption Date, PROVIDED that no interest shall accrue for the period from and after such Principal Payment Date or earlier Redemption Date.

          "LIBOR", with respect to an Interest Reset Period, shall be the rate (expressed as a percentage per annum) for deposits in United States dollars for a one-month period beginning on the second London Banking Day (as defined below) after the Determination Date (as defined below) that appears on Telerate Page 3750 (as defined below) as of 11:00 a.m., London time, on the Determination Date. If Telerate Page 3750 does not include this rate or is unavailable on the Determination Date, the Calculation Agent will request the principal London office of each of four major banks in the London interbank market, as selected by the Calculation Agent, to provide that bank's offered quotation (expressed as a percentage per annum) as of approximately 11:00 a.m., London time, on the Determination Date to prime banks in the London interbank market for deposits in a Representative Amount (as defined below) in United States dollars for a one-month period beginning on the second London Banking Day after the Determination Date. If at least two offered quotations are so provided, LIBOR for the Interest Reset Period will be the arithmetic mean of those quotations. If fewer than two quotations are so provided, the Calculation Agent will request each of three major banks in New York

City, as selected by the Calculation Agent, to provide that bank's rate (expressed as a percentage per annum), as of approximately 11:00 a.m., New York City time, on the Determination Date for loans in a Representative Amount in United States dollars to leading European banks for a one-month period beginning on the second London Banking Day after the Determination Date. If at least two rates are so provided, LIBOR for the Interest Reset Period shall be the arithmetic mean of those rates. If fewer than two rates are so provided, then LIBOR for the Interest Reset Period shall be LIBOR in effect with respect to the immediately preceding Interest Reset Period or, in the case of the first Interest Reset Period, the rate per annum on this Security when first issued under the Indenture.

          "Determination Date" with respect to an Interest Reset Period shall be the second London Banking Day preceding the first day of the Interest Reset Period.

          "Interest Reset Period" shall mean each period, during the Floating Rate Period, commencing on and including the fifteenth day of the month and ending on and including the fourteenth day of the next succeeding month, and, in the case of the last such period, commencing on and including the fifteenth day of the month immediately preceding the Principal Payment Date, as the case may be, to but not including the Principal Payment Date. The first Interest Reset Period shall commence on and include May 15, 2006 and end on and include June 14, 2006.

          "London Banking Day" is any day in which dealings in the United States dollars are transacted or, with respect to any future date, are expected to be transacted in the London interbank market.

          "Representative Amount" means a principal amount that is representative for a single transaction in the relevant market at the relevant time.

          "Telerate Page 3750" means the display designated as "Page 3750" on the Bridge Telerate Service (or such other page as may replace Page 3750 on that service).

          All percentages resulting from any of the above calculations shall be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545) being rounded to 9.87655% (or .0987655)) and all dollar amounts used in or resulting from such calculations shall be rounded to the nearest cent (with one-half cent being rounded upwards).

          The Floating Interest Rate shall in no event be higher than the maximum rate permitted by the law of the State of New York, or, if higher, the law of the United States of America.

          Upon the request of the Holder of this Security, the Calculation Agent shall provide the interest rate then in effect with respect to this Security. All calculations of the Calculation Agent, in the absence of manifest error, shall be conclusive for all purposes and binding on the Company, the Guarantor and the Holder of this Security. So long as the Floating Interest Rate is required to be determined with respect to this Security, there shall at all times be a Calculation Agent. In the event that any then acting Calculation Agent shall be unable or unwilling to act, or that such Calculation Agent shall fail duly to establish the Floating Interest Rate for any Interest Reset Period, or that the Company proposes to remove such Calculation Agent, the Company shall appoint, with the written consent of the Trustee, which consent shall not be unreasonably withheld, another Person which is a bank, trust company, investment banking firm or other financial institution to act as the Calculation Agent.

          [If Original Securities, then insert: Pursuant to the Exchange and Registration Rights Agreement (the "Registration Rights Agreement"), dated as of May 24, 2001, by and among the Company, the Guarantor and the Purchasers (as defined therein), the Company and the Guarantor have agreed for the benefit of the Holders from time to time of the Securities that they will (i) file under the Securities Act, no later than July 23, 2001, a registration statement (the "Exchange Registration Statement") registering securities substantially identical to the Securities (except that such securities will not contain terms with respect to the Special Interest payments described below or transfer restrictions) pursuant to an exchange offer (the "Exchange Offer"), (ii) use their best efforts to cause the Exchange Registration Statement to become effective under the Securities Act no later than November 20, 2001, and (iii) use their best efforts to cause the Exchange Offer to remain open at least 30 business days and to commence and complete the Exchange Offer no later than 45 days after the Exchange Registration Statement has become effective; PROVIDED, HOWEVER, that if (a) on or prior to the time the Exchange Offer is completed existing Commission interpretations are changed such that this Security or the Guarantee endorsed hereon is not or would not be, upon receipt under the Exchange Offer, transferable by the Holder of this Security without restriction under the Securities Act, (b) the Exchange Offer has not been completed by January 4, 2002 or

(c) the Exchange Offer is not available to the Holder of this Security, the Company and the Guarantor have agreed, in lieu of (or, in the case of clause
(c), in addition to) conducting the Exchange Offer, to file under the Securities Act no later than the later of 30 days after the time such obligation to file arises, a "shelf" registration statement providing for the registration of and the sale on a continuous or delayed basis by the Holder of this Security (such registration statement, the "Shelf Registration Statement") and to use their respective best efforts to cause the Shelf Registration Statement to become effective no later than 120 days after it is filed.

          In the event that (i) the Company and the Guarantor have not filed the Exchange Registration Statement or, if applicable, Shelf Registration Statement on or before the date on which such registration statement is required to be filed in the respective time frames provided above, or (ii) such Exchange Registration Statement or, if applicable, Shelf Registration Statement has not become effective on or before the date on which such registration statement is required to become effective in the respective time frames provided above, or
(iii) the Exchange Offer has not been completed within 45 days after the initial effective date of the Exchange Registration Statement (if the Exchange Offer is then required to be made) or (iv) the Exchange Registration Statement or, if applicable, Shelf Registration Statement is filed and declared effective but shall thereafter either be withdrawn by the Company and the Guarantor or shall become subject to an effective stop order issued pursuant to Section 8(d) of the Securities Act suspending the effectiveness of such registration statement (except as specifically permitted in the Indenture) without being succeeded immediately by an additional registration statement filed and declared effective, in each case (i) through (iv) upon the terms and conditions set forth in the Registration Rights Agreement (each such event referred to in clauses (i) through (iv), a "Registration Default" and each period during which a Registration Default has occurred and is continuing, a "Registration Default Period"), then interest will accrue (in addition to any stated interest on this Security) at a per annum rate of 0.25% for the first 90 days of the Registration Default Period (the "Step-Up"), at a per annum rate of 0.50% for the second 90 days of the Registration Default Period, at a per annum rate of 0.75% for the third 90 days of the Registration Default Period and at a per annum rate of 1.0% thereafter for the remaining portion of the Registration Default Period (each such increase, a "Subsequent Step-Up"). Interest accruing as a result of the Step-Up or any Subsequent Step-Up (which shall be computed on the basis of a 365-day year) is referred to herein as "Special Interest," and will be payable at such increased rate until such time as the Registration Default Period is no longer continuing, after which such interest rate will be restored to its initial rate (such event, a "Step-Down Date"). Accrued Special Interest, if any, shall be paid semi-annually on May 15 and November 15 in each year; and the amount of accrued Special Interest shall be determined on the basis of the number of days actually elapsed. Any accrued and unpaid interest (including Special Interest) on this Security upon the issuance of an Exchange Security (as defined in the Indenture) in exchange for this Security shall cease to be payable to the Holder hereof but such accrued and unpaid interest (including Special Interest) shall be payable on the next Interest Payment Date for such Exchange Security to the Holder thereof on the related Regular Record Date.]

          The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 1 or November 1 (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Security not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

          Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in San Francisco, California, Salt Lake City, Utah and the Borough of Manhattan, The City of New York and at any other office or agency maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; PROVIDED, HOWEVER, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, neither this Security nor the Guarantee endorsed hereon shall be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:
                                       ZIONS FINANCIAL CORP.


                                       By
                                          ---------------------------------

Attest:


----------------------------------

SECTION 203. FORM OF REVERSE OF SECURITY.

          This Security is one of a duly authorized issue of Securities of the Company designated as its Fixed/Floating Rate Guaranteed Notes due May 15, 2011 (herein called the "Securities"), limited in aggregate principal amount to $200,000,000, issued and to be issued under an Indenture, dated as of May 24, 2001 (herein called the "Indenture"), among the Company, the Guarantor and Chase Manhattan Bank and Trust Company, National Association, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantor, the Trustee, the holders of Senior Indebtedness and the Holder of this Security and of the terms upon which this Security is, and is to be, authenticated and delivered.

          This Security is subject to redemption upon not less than 30 days' notice by mail, at any time on or after May 15, 2006 on any Interest Payment Date, as a whole or in part, at the election of the Company, at a Redemption Price equal to 100% of the principal amount, together in the case of any such redemption with accrued but unpaid interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holder of this Security, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

          In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

          If an Event of Default shall occur and be continuing, the principal of this Security may be declared due and payable in the manner and with the effect provided in the Indenture. The principal of this Security may not be declared due and payable upon a Default, defined in the Indenture as (i) an Event of Default; (ii) failure to pay interest due on this Security, continued for a period of 30 days; (iii) failure to pay principal of this Security at Maturity; and (iv) failure to perform any other covenant or warranty of the Company or the Guarantor in the Indenture, continued for a period of 60 days after written notice as provided in the Indenture, unless such a Default is an Event of Default, although the Trustee may protect the rights of the Holder of this Security by appropriate judicial proceeding as provided in the Indenture.

          This Security does not have the benefit of any sinking fund obligations.

          This Global Security shall be exchangeable for Securities registered in the names of Persons other than the Depositary or its nominee only if (i) the Depositary notifies the Company and the Guarantor that it is unwilling or unable to continue as the Depositary or if at any time such Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, at a time when such Depositary is required to be so registered in order to act as Depositary, and the Company or the Guarantor fails to appoint a successor Depositary under the Indenture, (ii) the Company or the Guarantor executes and delivers to the

Trustee a Company Order or Guarantor Order, as the case may be, that the Global Security shall be so exchangeable or (iii) there shall have occurred and be continuing an Event of Default with respect to the Securities. To the extent that the Global Security is exchangeable pursuant to the preceding sentence, it shall be exchangeable for Securities registered in such names as the Depositary may direct. In the event of a deposit or withdrawal of an interest in this Security (including upon an exchange, transfer, redemption or repurchase of this Security in part only) effected in accordance with the Applicable Procedures, the Security Registrar, upon receipt of notice of such event from the Depository's custodian for this Security, shall make an adjustment on its records to reflect an increase or decrease of the Outstanding principal amount of this Security resulting from such deposit or withdrawal, as the case may be.

          Unless the context otherwise requires, the Original Securities (as defined in the Indenture) and the Exchange Securities (as defined in the Indenture) shall constitute one series for all purposes under the Indenture, including without limitation, amendments, waivers and redemptions.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantor and the rights of the Holders of the Securities under the Indenture at any time by the Company, the Guarantor and the Trustee with the consent of the Holders of 66 2/3% in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company or the Guarantor with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in San Francisco, California, Salt Lake City, Utah or the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Security for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Guarantor, the Trustee nor any such agent shall be affected by notice to the contrary.

          This Security shall be governed by and construed in accordance with the laws of the State of New York, but without regard to principles of conflict of laws.

          All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

SECTION 204. FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

          This is one of the Securities referred to in the within-mentioned Indenture.

                                   CHASE MANHATTAN BANK AND TRUST COMPANY, N.A.,
                                                                      AS TRUSTEE

                                                 By
                                                    --------------------------
                                                        AUTHORIZED OFFICER

SECTION 205. FORM OF GUARANTEE.

          The form of Guarantee to be endorsed on all Securities shall be substantially as follows:

                                    GUARANTEE

                                       OF

                              ZIONS BANCORPORATION

          For value received, Zions Bancorporation, a corporation duly organized and existing under the laws of the State of Utah (herein called the "Guarantor"), hereby unconditionally guarantees to the Holder of the Security upon which this Guarantee is endorsed the due and punctual payment of the principal of (and premium, if any) and interest on said Security when and as the same shall become due and payable, whether at maturity, by acceleration or redemption or otherwise, according to the terms thereof and of the Indenture referred to therein. In case of the failure of Zions Financial Corp. or any successor thereto (the "Company") punctually to pay any such principal, premium or interest, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at maturity, upon acceleration or otherwise, and as if such payment were made by the Company.

          The Guarantor hereby agrees that its obligations hereunder shall be as principal and not merely as surety, and shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of said Security or said Indenture, any failure to enforce the provisions of said Security or said Indenture, or any waiver, modification, consent or indulgence granted to the Company with respect thereto, by the Holder of said Security or the Trustee under said Indenture, the recovery of any judgment against the Company or any action to enforce the same, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger, insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to said Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged except by payment in full of the principal of and premium, if any, and interest on said Security and the complete performance of all other obligations contained in said Security.

          The Guarantor shall be subrogated to all rights of the Holder of said Security against the Company in respect of any amounts paid to such Holder by the Guarantor pursuant to the provisions of this Guarantee; PROVIDED, HOWEVER, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until the principal of (and premium, if any) and interest on all Securities issued under said Indenture shall have been paid in full.

          Subject to the next following paragraph, the Guarantor hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Guarantee and to constitute the same the valid obligation of the Guarantor have been done and performed and have happened in due compliance with all applicable laws.

          Claims under this Guarantee are, to the extent provided in this Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness, and as provided in the Indenture to payments to creditors in respect of General Obligations, and this Guarantee is issued subject to the provisions of this Indenture with respect thereto. Each Holder of a Security upon which this Guarantee is endorsed, by accepting the same, (a) agrees to and shall be bound by such provisions,

(b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

          This Guarantee shall not be valid or become obligatory for any purpose until the certificate of authentication on said Security shall have been signed manually by or on behalf of the Trustee under said Indenture.

          The Guarantee shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of the State of New York, except as otherwise required by mandatory provisions of law.

          IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be duly executed by its duly authorized officer under its corporate seal.

Dated:                                                 ZIONS BANCORPORATION

                                                       By
                                                          ---------------------
                                                          [Authorized Signature]

Attest
       ---------------------
      [Authorized Signature]

                                  ARTICLE THREE

                                 The Securities

SECTION 301. TITLE AND TERMS.

          The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $200,000,000, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 304, 305, 306 or 1006.

          The Securities shall be known and designated as the "Fixed/Floating Rate Guaranteed Notes Due May 15, 2011" of the Company. Their Stated Maturity shall be May 15, 2011, and they shall bear interest at the rate provided for in the Form of Face of Security in Section 202, from May 24, 2001 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable semi-annually on May 15 and November 15, commencing November 15, 2001 until the principal thereof is paid or made available for payment; PROVIDED, HOWEVER, with respect to Original Securities, if there has been a Registration Default, a Step-Up will occur and the Original Securities will from then bear Special Interest until the Registration Default Period is no longer continuing and, if the Registration Default Period continues for the applicable period, Subsequent Step-Ups will occur and the Original Securities will from then bear Special Interest until the Registration Default Period is no longer continuing. Accrued Special Interest, if any, shall be paid in cash in arrears semi-annually on May 15 and November 15 in each year, and the amount of accrued Special Interest shall be determined on the basis of the number of days actually elapsed. In connection with the cash payment of any Special Interest, the Company or the Guarantor shall notify the Trustee (the "Special Interest Notice") on or before the later to occur of (i) the Regular Record Date preceding such payment of any Special Interest, and (ii) the date on which any such Special Interest begins to accrue, of the amount of Special Interest to be paid by the Company on the next Interest Payment Date. In the event of the occurrence of a Step-Down Date during the period between the date on which the Special Interest Notice is given and the next Interest Payment Date, the Company shall so notify the Trustee and shall provide the Trustee with the revised amount of Special Interest to be paid by the Company on such Interest Payment Date.

          If the Security is issued in the form of a Global Security, payments of the principal of (and premium, if any) and interest on this Security shall be made in immediately available funds to the Depositary. If the Securities are issued in certificated form, the principal of (and premium, if any) and interest on the Securities shall be payable at the office or agency of the Company in San Francisco, California, Salt Lake City, Utah and the Borough of Manhattan, The City of New York maintained for such purpose and at any other office or agency maintained by the Company for such purpose; PROVIDED, HOWEVER, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

          The Securities shall be redeemable as provided in Article Twelve.

          The Securities shall not have the benefit of any sinking fund obligations.

          The Guarantees shall be subordinated in right of payment to Senior Indebtedness as provided in Article Thirteen and the Original Securities and the Exchange Securities shall rank pari passu.

          Unless the context otherwise requires, the Original Securities and the Exchange Securities shall constitute one series for all purposes under the Indenture, including without limitation, amendments, waivers and redemptions.

SECTION 302. DENOMINATIONS.

          The Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.

SECTION 303. EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

          The Securities shall be executed on behalf of the Company and the Guarantees endorsed thereon shall be executed on behalf of the Guarantor by respectively its Chairman of the Board, its Vice Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities or Guarantees may be manual or facsimile.

          Securities and Guarantees bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company or the Guarantor, respectively, shall bind the Company and, the Guarantor, respectively, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities and Guarantees or did not hold such offices at the date of such Securities and Guarantees.

          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company, and with Guarantees endorsed thereon executed by the Guarantor, to the Trustee for authentication, together with a Company

Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities as in this Indenture provided and not otherwise.

          Each Security shall be dated the date of its authentication. Each Guarantee shall be dated the date of the initial issuance of the Securities.

          No Security or Guarantee thereon shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

SECTION 304. TEMPORARY SECURITIES.

          Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities (having Guarantees duly endorsed thereon) which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

          If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency of the Company designated pursuant to Section 1102, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities and the Guarantees endorsed thereon shall in all respects be entitled to the same benefits under this Indenture as definitive Securities and the Guarantees endorsed thereon.

SECTION 305. REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

          The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1102 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided. Such Security Register shall distinguish between Original Securities and Exchange Securities.

          Upon surrender for registration of transfer of any Security at an office or agency of the Company designated pursuant to Section 1102 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities (having Guarantees duly endorsed thereon) of any authorized denominations and of a like aggregate principal amount (having Guarantees duly endorsed thereon).

          At the option of the Holder, and subject to the other provisions of this Section 305, Securities may be exchanged for other Securities and bearing such restrictive legends as may be required by this Indenture of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive and the Guarantor shall execute the Guarantees endorsed thereon.

          All Securities and the Guarantees endorsed thereon issued upon any registration of transfer or exchange of Securities shall be the valid obligations, respectively, of the Company and the Guarantor evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities and the Guarantees endorsed thereon surrendered upon such registration of transfer or exchange.

          Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

          No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304 or 906 not involving any transfer.

          The Company shall not be required (i) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities selected for redemption under Section 1104 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

          Notwithstanding any other provision of this Indenture, a beneficial interest in a Global Security may not be transferred to, or registered or exchanged for a Security registered in the name of any Person other than the Depositary for such Global Security or any nominee thereof, and no such transfer may be registered, unless (i) the Depositary (x) notifies the Company and the Guarantor it is unwilling or unable to continue as Depositary for the Global Security or (y) has ceased to be a clearing agency registered under the Exchange Act and in either case the Company or the Guarantor thereupon fails to appoint a successor Depositary, (ii) the Company or the Guarantor, at its option, executes and delivers a Company Order or Guarantor Order, as the case may be, that the Global Security shall be exchangeable, or (iii) there shall have occurred and be continuing an Event of Default with respect to the Securities evidenced by the Global Security. Notwithstanding any other provision of this Indenture, a Global Security to which the restriction set forth in the preceding sentence shall have ceased to apply may be transferred only to, and may be registered only in the name or names of, such Person or Persons as the Depositary for such Global Security shall have directed and no transfer thereof other than such a transfer may be registered.

          Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security to which the restriction set forth in the first sentence of the preceding paragraph shall apply, whether pursuant to Section 304, 305, 306 or 1006 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security.

          If at any time the Depositary for a Global Security notifies the Company and the Guarantor that it is unwilling or unable to continue as Depositary for such Global Security or if at any time the Depositary for a Global Security has ceased to be a clearing agency registered as such under the Exchange Act, at a time when the Depositary for a Global Security is required to be so registered in order to act as a Depositary, the Company shall appoint a successor Depositary with respect to such Global Security. If a successor Depositary is not appointed by the Company within 90 days after the Company and the Guarantor receive such notice or become aware of such condition, the Company shall execute, and the Trustee, upon receipt of a Company Order for authentication and delivery of definitive Securities, shall authenticate and deliver Securities in a definitive registered form in an aggregate principal amount of the Global Security in exchange for such Global Security.

          The Company may at any time and in its sole discretion determine that the Securities issued in the form of one or more Global Securities shall no longer be represented by a Global Security. In such event the Company shall execute, and the Trustee, upon receipt of a Company Order for authentication and delivery of definitive Securities, shall authenticate and deliver Securities in a definitive registered form without coupons, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Global Security, in exchange for such Global Security.

          Upon the exchange of a Global Security for Securities in a definitive registered form in authorized denominations, such Global Security shall be canceled by the Trustee. Securities in a definitive registered form issued in exchange for a Global Security pursuant to this Section 305 shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to or as directed by the Persons in whose names such Securities are so registered.

          No holder of any beneficial interest in any Global Security held on its behalf by a Depositary shall have any rights under this Indenture with respect to such Global

Security, and such Depositary may be treated by the Company, the Guarantor, the Trustee, and any agent of the Company, the Guarantor or the Trustee as the owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall impair, as between a Depositary and such holders of beneficial interests, the operation of customary practices governing the exercise of the rights of the Depositary as Holder of any Security.

          Original Securities and their Successor Securities shall bear a Restricted Securities Legend. Registered Securities shall not bear a Restricted Securities Legend.

SECTION 306. MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES.

          If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security, with a Guarantee duly endorsed thereon, of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          If there shall be delivered to the Company, the Guarantor and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company, the Guarantor or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount, with a Guarantee duly endorsed thereon by the Guarantor, and bearing a number not contemporaneously outstanding.

          In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

          Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company guaranteed by the Guarantor, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities and Guarantees duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 307. PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

          Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

          Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company or the Guarantor, at its election in each case, as provided in Clause (1) or (2) below:

                    (1) The Company or the Guarantor may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company or the Guarantor shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company or the Guarantor, as the case may be, shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company or the Guarantor, as the case may be, of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                    (2) The Company or the Guarantor may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company or the Guarantor to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

          Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 308. PERSONS DEEMED OWNERS.

          Prior to due presentment of a Security for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Guarantor, the Trustee nor any agent of the Company, the Guarantor or the Trustee shall be affected by notice to the contrary.

          None of the Company, the Guarantor, the Trustee or any agent of the Company or the Trustee shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Security in global form, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests. Notwithstanding the foregoing, with respect to any Security in global form, nothing herein shall prevent the Company or Trustee, or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by an Depositary (or its nominee), as a Holder, with respect to such Security in global form or impair, as between such Depositary and owners of beneficial interests in such Security in global form, the operation of customary practices governing the exercise of the rights of such Depositary (or its nominee) as Holder of such Security in global form.

SECTION 309. CANCELLATION.

          All Securities surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company, the Guarantor may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of as directed by a Company Order.

SECTION 310. COMPUTATION OF INTEREST.

          Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

SECTION 311. CUSIP NUMBERS.

          The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the CUSIP numbers.

                                  ARTICLE FOUR

                            GUARANTEE OF SECURITIES

SECTION 401. UNCONDITIONAL GUARANTEE.

          The Guarantor hereby unconditionally guarantees to each Holder of a Security authenticated and delivered by the Trustee the due and punctual payment of the principal of (and premium, if any) and interest on such Security when and as the same shall become due and payable, whether at maturity, by acceleration or otherwise, according to the terms of such Security and of this Indenture. In case of the failure of the Company punctually to pay any such principal, premium or interest, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at maturity, upon acceleration or otherwise, and as if such payment were made by the Company.

          The Guarantor hereby agrees that its obligations hereunder shall be as principal and not merely as surety, and shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of such Security or said Indenture, any failure to enforce the provisions of such Security or this Indenture, or any waiver, modification, consent or indulgence granted to the Company with respect thereto, by the Holder of such Security or the Trustee under said

Indenture, the recovery of any judgment against the Company or any action to enforce the same, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger, insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to any such Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged except by payment in full of the principal of and of and premium, if any, and interest on the Securities and the complete performance of all other obligations contained in such Security.

          The Guarantor shall be subrogated to all rights of the Holder of any Security against the Company in respect of any amounts paid to such Holder by the Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until the principal of (and premium, if any) and interest on all Securities shall have been paid in full.

          Claims under the Guarantee are, to the extent provided in this Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness, and as provided in the Indenture to payments to creditors in respect of General Obligations, and the Guarantee is issued subject to the provisions of this Indenture with respect thereto. Each Holder of a Security upon which the Guarantee is endorsed, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

SECTION 402. EXECUTION OF GUARANTEES.

          To evidence its Guarantee to the Holders specified in Section 401, the Guarantor hereby agrees to execute the Guarantee in substantially the form above recited to be endorsed on each Security authenticated and delivered by the Trustee. Each such Guarantee shall be executed on behalf of the Guarantor and dated as set forth in Section 303 prior to the authentication of the Security on which it is endorsed, and the delivery of such Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of such Guarantee on behalf of the Guarantor.

          The Guarantee set forth in this Article shall not be valid or become obligatory for any purpose with respect to a Security until the certificate of authentication on such Security shall have been signed by the Trustee.

                                  ARTICLE FIVE

                           Satisfaction and Discharge

SECTION 501. SATISFACTION AND DISCHARGE OF INDENTURE.

          This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, on demand of and at the expense of the Company and the Guarantor, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

          (1) either

                    (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and
          (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in
          Section 1103) have been delivered to the Trustee for cancellation; or

                    (B) all such Securities not theretofore delivered to the Trustee for cancellation

                              (i) have become due and payable, or

                              (ii) will become due and payable at their Stated
                    Maturity within one year, or

                              (iii) are to be called for redemption within one
                    year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company or the Guarantor, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

          (2) the Company or the Guarantor have paid or caused to be paid all other sums payable hereunder by the Company and the Guarantor; and

          (3) the Company and the Guarantor has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company and the Guarantor to the Trustee under Section 707 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 502 and the last paragraph of Section 1103 shall survive.

SECTION 502. APPLICATION OF TRUST MONEY.

          Subject to the provisions of the last paragraph of Section 1103, all money deposited with the Trustee pursuant to Section 501 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.

                                   ARTICLE SIX

                                    Remedies

SECTION 601. EVENTS OF DEFAULT.

          (a) "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Guarantor in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Guarantor bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Guarantor under any applicable Federal or State law, or appointing a receiver or other similar official of the Guarantor or of all of its assets, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

          (2) the commencement by the Guarantor of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Guarantor in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a receiver or similar official of the Guarantor or of all or substantially all of its assets or the taking of corporate action by the Guarantor in furtherance of any such action; or

          (3) (A) the appointment by a competent government agency having primary regulatory authority over Zions First National Bank or California Bank & Trust under any applicable Federal or State banking, insolvency or similar law now or hereafter in effect of a receiver, conservator or other similar official for Zions First National Bank or California Bank & Trust or for all or substantially all of their respective assets or (B) the entry of a decree or order in any case or proceeding under any applicable Federal or State banking, insolvency or other similar law now or hereafter in effect adjudging Zions First National Bank or California Bank & Trust insolvent or bankrupt, or appointing any receiver, conservator or other similar official for Zions First National Bank or California Bank & Trust or for all or substantially all of their respective assets, or ordering the winding up or liquidation of their respective affairs; or

          (4) (A) the filing by Zions First National Bank or California Bank & Trust with any competent government agency having primary regulatory authority over Zions First National Bank or California Bank & Trust of a notice of voluntary liquidation or other similar action under any applicable Federal or State banking, insolvency or other similar law now or hereafter in effect or (B) the commencement by Zions First National Bank or California Bank & Trust of any case or proceeding under any applicable Federal or State banking, insolvency or other similar law now or hereafter in effect to be adjudicated insolvent or bankrupt or seeking the appointment of a receiver, conservator or other similar official for Zions First National Bank or California Bank & Trust or for all or substantially all of their respective assets or the consent by Zions First National Bank or California Bank & Trust to the entry of a decree or order in any case or proceeding under the Federal or State banking, insolvency or other similar laws adjudging Zions First National Bank or California Bank & Trust insolvent or bankrupt, or appointing any receiver, conservator or other similar official for Zions First National Bank or California Bank & Trust or for all or substantially all of their respective assets, or ordering the winding up or liquidation of their respective affairs, or the taking of any corporate action by Zions First National Bank or California Bank & Trust in furtherance of such action.

          (b) "Default", wherever used herein, means any one of the following events (whatever the reason for such Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation or any administrative or governmental body):

                    (1) an Event of Default specified in Section 601(a); or

                    (2) default in the payment of any interest upon any Security when it becomes due and payable, and continuance of such default for a period of 30 days; or

                    (3) default in the payment of the principal of any Security at its Maturity; or

                    (4) default in the performance or breach, of any covenant or warranty of the Company or the Guarantor in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company and the Guarantor by the Trustee or to the Company, the Guarantor and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied an stating that such notice is a "Notice of Default" hereunder.

SECTION 602. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

          If an Event of Default occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may declare the principal of all the Securities to be due and payable immediately, by a notice in writing to the Company and the Guarantor (and to the Trustee if given by Holders), and upon any such declaration such principal shall become immediately due and payable.

          At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities, by written notice to the Company, the Guarantor and the Trustee, may rescind and annul such declaration and its consequences if

          (1) the Company or the Guarantor has paid or deposited with the Trustee a sum sufficient to pay

              (A) all overdue interest on all Securities,

              (B) the principal of (and premium, if any, on) any Securities which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Securities,

              (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate borne by the Securities, and

              (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

          and

          (2) all Events of Default, other than the non-payment of the principal of Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 613.

          No such rescission shall affect any subsequent default or impair any right consequent thereon.


SECTION 603. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.

          The Company covenants that if

          (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

          (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof, the Company will, upon demand of the Trustee to the Company and the Guarantor, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate borne by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and, upon such demand of the Trustee, if the Company shall fail to pay such amounts forthwith upon such demand, the Guarantor shall pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable under the Guarantees, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate borne by the Securities and due in respect of the Guarantees, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          If the Company or the Guarantor fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or the Guarantor or any other obligor upon such Security and collect the monies adjudged or decreed to be payable in the manner provided by law out of the property of the Company or the Guarantor or any other obligor upon such Security, wherever situated.

          If a Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 604. TRUSTEE MAY FILE PROOFS OF CLAIM.

          In case of any judicial proceeding relative to the Company, the Guarantor (or any other obligor upon the Securities), their respective property or their respective creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 707.

          No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of the creditors' or other similar committee.

SECTION 605. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES.

          All rights of action and claims under this Indenture or the Securities or the Guarantees may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 606. APPLICATION OF MONEY COLLECTED.

          Subject to Article Thirteen, any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST: To the payment of all amounts due the Trustee under Section 707; and

          SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively.

SECTION 607. LIMITATION ON SUITS.

          No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (1) such Holder has previously given written notice to the Trustee of a continuing Default;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

SECTION 608. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND
             INTEREST.

          Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption
Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 609. RESTORATION OF RIGHTS AND REMEDIES.

          If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Guarantor, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 610. RIGHTS AND REMEDIES CUMULATIVE.

          Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 611. DELAY OR OMISSION NOT WAIVER.

          No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Default shall impair any such right or remedy or constitute a waiver of any such Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 612. CONTROL BY HOLDERS.

          The Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, PROVIDED that

          (1) such direction shall not be in conflict with any rule of law or with this Indenture or expose the Trustee to personal liability, and

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 613. WAIVER OF PAST DEFAULTS.

          The Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default

          (1) in the payment of the principal of (or premium, if any) or interest on any Security, or

          (2) in respect of a covenant or provision hereof which under Article Ten cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

          Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 614.UNDERTAKING FOR COSTS.

          In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; PROVIDED, that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company or the Guarantor.

SECTION 615. WAIVER OF STAY OR EXTENSION LAWS.

          The Company and the Guarantor covenant (to the extent that they may lawfully do so) that they will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company and the Guarantor (to the extent that they may lawfully do so) hereby expressly waive all benefit or advantage of any such law and covenants that they will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE SEVEN

                                  The Trustee

SECTION 701. CERTAIN DUTIES AND RESPONSIBILITIES.

          Except as otherwise provided, the duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers.

          The Trustee shall, prior to the occurrence of a Default or Event of Default of which the Trustee is deemed to have knowledge, and after the curing of all Defaults or Events of Default which may have occurred, perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture or any other related document against the Trustee. The right of the Trustee to perform any discretionary act enumerated or contemplated in this Indenture or other related documents shall not be construed as a duty.

          The Trustee shall, during the existence of any Default or Event of Default which it is deemed to have knowledge of and which has not been cured, exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of the prudent person's own affairs.

          The Trustee shall not be liable for any error of judgment made in good faith by any Responsible Officer of the Trustee unless the Trustee was negligent in ascertaining the pertinent facts. The Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in aggregate principal amount of the Securities Outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or the exercise of any trust or power conferred upon the Trustee, under this Indenture. Notwithstanding the foregoing, no provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct.

          Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 702. NOTICE OF DEFAULTS.

          The Trustee shall give the Holders notice of any default hereunder as and to the extent provided by the Trust Indenture Act; PROVIDED, HOWEVER, that in the case of any default of the character specified in Section 601(b)(4), no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, a Default.

          The Trustee shall not be charged with knowledge of any Default or Event of Default under this Indenture or related documents unless (i) a Responsible Officer of the Trustee shall have actual knowledge of such Default or Event of Default or (ii) the Trustee shall have received notice in writing of such Default or Event of Default by the Company, the Guarantor or by the Holders of at least twenty-five percent (25%) in aggregate principal amount of the Securities then Outstanding.

SECTION 703. CERTAIN RIGHTS OF TRUSTEE.

          Subject to the provisions of Section 701:

                    (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                    (b) any request or direction of the Company or any Guarantor mentioned herein shall be sufficiently evidenced by a Company Request or Company Order or Guarantor Request or Guarantor Order, as the case may be, and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                    (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may request and, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                    (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                    (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                    (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company and the Guarantor, personally or by agent or attorney; and

                    (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

SECTION 704. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES OR
             GUARANTEES.

          The recitals contained herein and in the Securities and Guarantees, except the Trustee's certificates of authentication, shall be taken as the statements of the Company or the Guarantor, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or Guarantees. The Trustee shall not be accountable for the use or application by the Company or the Guarantor of Securities or the proceeds thereof.

SECTION 705. MAY HOLD SECURITIES.

          The Trustee, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 708 and 713, may otherwise deal with the Company and the Guarantor with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

SECTION 706. MONEY HELD IN TRUST.

          Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company or the Guarantor.

SECTION 707. COMPENSATION AND REIMBURSEMENT.

          The Company and the Guarantor agree

          (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith;

          (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder; and

          (4) whether or not herein expressly provided, every provision of this Indenture and of other related documents relating to the rights, privileges, protections, immunities and benefits given to the Trustee hereunder, including without limitation its right to be indemnified, shall (a) be subject to this Article, (b) apply to and be enforceable by, the Trustee in each of its capacities hereunder, including without limitation its capacity as Paying Agent and Security Registrar and (c) extend to directors, officers and employees of the Trustee.

SECTION 708. DISQUALIFICATION; CONFLICTING INTERESTS.

          If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

SECTION 709. CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

          There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has (or in the case of a corporation included in a bank holding company system, the related holding company has) a combined capital and surplus of at least $50,000,000 and its Corporate Trust Office in the Borough of Manhattan, The City of New York. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 710. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

          (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 711.

          (b) The Trustee may resign at any time by giving written notice thereof to the Company and the Guarantor. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company and the Guarantor.

          (d) If at any time:

          (1) the Trustee shall fail to comply with Section 708 after written request therefor by the Company or the Guarantor or by any Holder who has been a bona fide Holder of a Security for at least six months, or

          (2) the Trustee shall cease to be eligible under Section 709 and shall fail to resign after written request therefor by the Company, or the Guarantor or by any such Holder, or

          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company and the Guarantor by a Board Resolution may remove the Trustee, or (ii) subject to Section 614, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company and the Guarantor, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company and the Guarantor. If no successor Trustee shall have been so appointed by the Company and the Guarantor or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 106. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

SECTION 711. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

          Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company, the Guarantor and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company, the Guarantor or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company and the Guarantor shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

          No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 712. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 713. PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

          If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company or the Guarantor (or any such other obligor).

                                 ARTICLE EIGHT

          Holders' Lists and Reports by Trustee, Company and Guarantor

SECTION 801. COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS.

          The Company and the Guarantor will furnish or cause to be furnished to the Trustee

                    (a) semi-annually, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date, and

                    (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company or the Guarantor of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

EXCLUDING from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

SECTION 802. PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS.

          (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 801 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 801 upon receipt of a new list so furnished.

          (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

          (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company, the Guarantor and the Trustee that neither the Company, the Guarantor nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

SECTION 803. REPORTS BY TRUSTEE.

          (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

          (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and with the Company and the Guarantor. The Company or the Guarantor will notify the Trustee when the Securities are listed on any stock exchange.

SECTION 804. REPORTS BY COMPANY.

          The Company and shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; PROVIDED that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

                                  ARTICLE NINE

              Consolidation, Merger, Conveyance, Transfer or Lease

SECTION 901. COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.

          The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company or convey, transfer or lease its properties and assets substantially as an entirety to the Company, unless:

           (1) in case the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation, partnership, limited liability company, or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed;

          (2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or a Subsidiary of the Company as a result of such transaction as having been incurred by the Company or such Subsidiary of the Company at the time of such transaction, no Event of Default or Default, and no event which, after notice or lapse of time or both, would become an Event of Default or Default, shall have happened and be continuing;

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with; and

          (4) the Guarantor has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that the Guarantees remain in full force and effect.

SECTION 902. SUCCESSOR SUBSTITUTED.

          Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with
Section 901, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

SECTION 903. GUARANTOR MAY CONSOLIDATE, ETC. ONLY ON CERTAIN TERMS.

          The Guarantor shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Guarantor shall not permit any Person to consolidate with or merge into the Guarantor or convey, transfer or lease its properties and assets substantially as an entirety to the Company, unless:

          (1) in case the Guarantor shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Guarantor is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Guarantor substantially as an entirety shall be a corporation organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Guarantor to be performed or observed;

          (2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Guarantor or a Subsidiary of the Guarantor as a result of such transaction as having been incurred by the Guarantor or such Subsidiary of the Guarantor at the time of such transaction, no Event of Default or Default, and no event which, after notice or lapse of time or both, would become an Event of Default or Default, shall have happened and be continuing; and

          (3) the Guarantor has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 904. SUCCESSOR CORPORATION SUBSTITUTED FOR GUARANTOR.

          Upon any consolidation or merger or any conveyance, transfer or lease of the properties and assets of the Guarantor substantially as an entirety to any Person in accordance with Section 903, the successor corporation formed by such consolidation or into which the Guarantor is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Guarantor under this Indenture with the same effect as if such successor corporation had been named as the Guarantor herein, and thereafter, except in the case of a lease to another Person, the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Guarantees.


                                   ARTICLE TEN

                            Supplemental Indentures

SECTION 1001. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.

          Without the consent of any Holders, the Company and the Guarantor, each when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another Person to the Company or the Guarantor and the assumption by any such successor of the covenants of the Company herein and in the Securities or the Guarantees; or

          (2) to add to the covenants of the Company or the Guarantor for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company or the Guarantor; or

          (3) to secure the Securities; or

          (4) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to comply with any requirement of the Commission in order to effect qualification of this Indenture under the Trust Indenture Act in connection with the issuance of Exchange Securities or thereafter to maintain the qualification of this Indenture under the Trust Indenture Act; or

          (5) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, PROVIDED that such action pursuant to this Clause (5) shall not adversely affect the interests of the Holders in any material respect.

          Notwithstanding any provision in this Indenture or otherwise, the rights of creditors in respect of General Obligations under this Indenture and otherwise in respect of the Securities and the Guarantees may, at any time and from time to time, be reduced or eliminated by a supplemental indenture entered into by the Company, the Guarantor and the Trustee, which supplemental indenture will not require the consent of the Holders of Securities or any creditor in respect of General Obligations.

SECTION 1002. SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.

          With the consent of the Holders of not less than 66 2/3% in principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company, the Guarantor and the Trustee, the Company, and the Guarantor, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; PROVIDED, HOWEVER, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

          (1) change the Stated Maturity of the principal of, or any instalment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change the place of payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated

     Maturity thereof (or, in the case of redemption, on or after the Redemption Date) or modify the provisions of this Indenture with respect to the subordination of the Guarantees in a manner adverse to the Holders, or

          (2) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

          (3) modify any of the provisions of this Section, Section 613 or
     Section 1108, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, or

          (4) modify or affect in any manner adverse to the Holders the terms and conditions of the obligation of the Guarantor in respect of the due and punctual payment of the principal of, premium, if any, or interest on the Securities.

          It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 1003. EXECUTION OF SUPPLEMENTAL INDENTURE.

          In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 701) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 1004. EFFECT OF SUPPLEMENTAL INDENTURES.

          Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 1005. CONFORMITY WITH TRUST INDENTURE ACT.

          Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

SECTION 1006. REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES.

          Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Guarantor shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company and the Guarantor, to any such supplemental indenture may be prepared and executed by the Company, with the Guarantee of the Guarantor endorsed thereon, and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

SECTION 1007. SUBORDINATION IMPAIRED.

          (a) No provision in any supplemental indenture that affects the superior position of the holders of Senior Indebtedness shall be effective against any holder of Senior Indebtedness, unless such holder shall have consented thereto.

          (b) Notwithstanding any provision in this Indenture or otherwise, the rights of creditors in respect of General Obligations under this Indenture and otherwise in respect of the Guarantees may, at any time and from time to time, be reduced or eliminated by a supplemental indenture entered into by the Company, the Guarantor and the Trustee, which supplemental indenture will not require the consent of the Holders of Securities or any creditor in respect of General Obligations.

                                 ARTICLE ELEVEN

                                   Covenants

SECTION 1101. PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST.

          The Company will duly and punctually pay the principal of (and premium, if any) and interest on the Securities in accordance with the terms of the Securities and this Indenture.

SECTION 1102. MAINTENANCE OF OFFICE OR AGENCY.

          The Company and the Guarantor will maintain in San Francisco, California, Salt Lake City, Utah and in the Borough of Manhattan, The City of New York an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands and the Guarantor relating thereto to or upon the Company or the Guarantor in respect of the Securities and this Indenture may be served. The Company and the Guarantor will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company and the Guarantor shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company and the Guarantor hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

          The Company and the Guarantor may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; PROVIDED, HOWEVER, that no such designation or rescission shall in any manner relieve the Company or the Guarantor of its obligation to maintain an office or agency in San Francisco, California, Salt Lake City, Utah and in the Borough of Manhattan, The City of New York for such purposes. The Company and the Guarantor will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 1103. MONEY FOR SECURITY PAYMENTS TO BE HELD IN TRUST.

          If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

          Whenever the Company shall have one or more Paying Agents, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

          The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (i) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (ii) during the continuance of any default by the Company or the Guarantor (or any other obligor upon the Securities) in the making of any payment in respect of the Securities, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent as such.

          The Company or the Guarantor may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order or Guarantor Order, as the case may be, direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company (or if deposited by the Guarantor, paid to the Guarantor on Guarantor Request), or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company and the Guarantor for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; PROVIDED, HOWEVER, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company or the Guarantor, as the case may be.

SECTION 1104. STATEMENT BY OFFICERS AS TO DEFAULT.

       Each of the Company and the Guarantor will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company or the Guarantor, as the case may be, ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company or the Guarantor, as the case may be, is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company or the Guarantor, as the case may be, shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

SECTION 1105. EXISTENCE.

          Subject to Article Nine, the Company and the Guarantor will do or cause to be done all things necessary to preserve and keep in full force and effect their respective existence, rights (charter and statutory), as applicable, and franchises, and the existence, rights (charter and statutory) and franchises of any Major Constituent Bank; PROVIDED, HOWEVER, that neither the Company nor the Guarantor shall be required to preserve any such right or franchise if the Board of Directors of the Company (with respect to the Company only) or the Guarantor (with respect to the Guarantor or any Major Constituent
Bank), as the case may be, shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company or the Guarantor or such Major Constituent Bank, as the case may be, and that the loss thereof is not disadvantageous in any material respect to the Holders.

SECTION 1106. PAYMENT OF TAXES AND OTHER CLAIMS.

          The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary of the Company or upon the income, profits or property of the Company or any Subsidiary of the Company, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary of the Company; PROVIDED, HOWEVER, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

          The Guarantor will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Guarantor or any Subsidiary of the Guarantor or upon the income, profits or property of the Guarantor or any Subsidiary of the Guarantor, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Guarantor or any Subsidiary of the Guarantor; PROVIDED, HOWEVER, that the Guarantor shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

SECTION1 107. GUARANTOR STATEMENT AS TO COMPLIANCE.

          The Guarantor will deliver to the Trustee, within 120 days after the end of each fiscal year, a written statement, which need not comply with Section 102, signed by the Chairman of the Board, a Vice Chairman, the President or a Vice President and by the Treasurer or an Assistant Treasurer of the Guarantor, stating, as to each signer thereof, that:

          (1) a review of the activities of the Guarantor during such year and of performance under this Indenture has been made under his supervision, and

          (2) to the best of his knowledge, based on such review, (a) the Guarantor has fulfilled all its obligations under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to him and the nature and status thereof, and (b) no event has occurred and is continuing which is, or after notice or lapse of time or both would become, an Event of Default under Section 601, or a Default under
     Section 601 or, if such event has occurred and is continuing, specifying such event known to him and the nature and status thereof.

SECTION 1108. WAIVER OF CERTAIN COVENANTS.

          The Company or the Guarantor, as the case may be, may omit in any particular instance to comply with any covenant or condition set forth in Sections 1105 to 1107, inclusive, if before the time for such compliance the Holders of at least 66 2/3% in principal amount of the Outstanding Securities shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the Guarantor and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.


                                 ARTICLE TWELVE

                            Redemption of Securities

SECTION 1201. RIGHT OF REDEMPTION.

          The Securities may be redeemed at the election of the Company, as a whole or from time to time in part, at any time on or after May 15, 2006 on any Interest Payment Date, at the Redemption Price specified in the form of Security hereinbefore set forth, together with accrued interest to the Redemption Date.

SECTION 1202. APPLICABILITY OF ARTICLE.

          Redemption of Securities at the election of the Company, as permitted by any provision of this Indenture, shall be made in accordance with such provision and this Article.

SECTION 1203. ELECTION TO REDEEM; NOTICE TO TRUSTEE.

          The election of the Company to redeem any Securities pursuant to
Section 1201 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed.

SECTION 1204. SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED.

          If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $1,000 or any integral multiple thereof) of the principal amount of Securities of a denomination larger than $1,000.

          The Trustee shall promptly notify the Company and each Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 1205. NOTICE OF REDEMPTION.

          Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

          All notices of redemption shall identify the Securities to be redeemed (including CUSIP numbers) and shall state:

          (1) the Redemption Date,

          (2) the Redemption Price,

          (3) if less than all the Outstanding Securities are to be redeemed, the identification (and, in the case of partial redemption of any Securities, the principal amounts) of the particular Securities to be redeemed,

          (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and that interest thereon will cease to accrue on and after said date, and

          (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price.

          Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

SECTION 1206. DEPOSIT OF REDEMPTION PRICE.

          Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1103) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

SECTION 1207. SECURITIES PAYABLE ON REDEMPTION DATE.

          Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; PROVIDED, HOWEVER, that instalments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate borne by the Security.

SECTION 1208. SECURITIES REDEEMED IN PART.

          Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Company designated for that purpose pursuant to
Section 1102 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                ARTICLE THIRTEEN

                          Subordination of Guarantees

SECTION 1301. GUARANTEES SUBORDINATE TO SENIOR INDEBTEDNESS.

          The Guarantor covenants and agrees, and each Holder of a Security, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article, the obligations of the Guarantor under the Guarantees relating to the payment of the principal of (and premium, if any) and interest on each and all of the Securities are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness.

SECTION 1302. PAYMENT OVER OF PROCEEDS UPON DISSOLUTION, ETC.

          In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Guarantor or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of the Guarantor, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshaling of assets and liabilities of the Guarantor, then and in any such event the holders of Senior Indebtedness shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Indebtedness, or provision shall be made for such payment, before the Holders of the Securities are entitled to receive any payment under the Guarantees. Any payment or distribution under the Guarantees, whether in cash, property or securities, which would otherwise (but for these provisions) be payable or deliverable in respect of the Guarantees shall be paid and delivered directly to the holders of Senior Indebtedness in accordance with the priorities then existing among such holders until all Senior Indebtedness shall have been paid in full.

          Upon the occurrence of any of the events described in clauses (a), (b) or (c) of the immediately preceding paragraph, in the event that notwithstanding the foregoing provisions of this Section the Trustee or the Holder of any Security shall have received any payment or distribution of assets of the Guarantor of any kind or character, whether in cash, property or securities, before all Senior Indebtedness is paid in full or payment thereof provided for, and if such fact shall, at or prior to the time of such payment or distribution, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Guarantor for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

          The consolidation of the Guarantor with, or the merger of the Guarantor into, another Person or the liquidation or dissolution of the Guarantor following the conveyance or transfer of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Article Nine shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshaling of assets and liabilities of the Guarantor for the purposes of this
Section if the Person formed by such consolidation or into which the Guarantor is merged or which acquires by conveyance or transfer such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, comply with the respective conditions set forth in Article Nine.

SECTION 1303. PRIOR PAYMENT TO SENIOR INDEBTEDNESS UPON ACCELERATION OF
              SECURITIES.

          In the event that any Securities are declared due and payable before their Stated Maturity, then and in such event the holders of the Senior Indebtedness outstanding at the time such Securities so become due and payable shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all such Senior Indebtedness, or provision shall be made for such payment in cash in money or money's worth, before the Holders of the Securities are entitled to receive any payment by the Guarantor under the Guarantees.

          In the event that, notwithstanding the foregoing, the Guarantor shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Guarantor.

          The provisions of this Section shall not apply to any payment with respect to which Section 1302 would be applicable.

SECTION 1304. NO PAYMENT WHEN SENIOR INDEBTEDNESS IN DEFAULT.

          (a) In the event and during the continuation of any default in the payment of principal of (or premium, if any) or interest on any Senior Indebtedness beyond any applicable grace period with respect thereto, or, or (b) in the event any judicial proceeding shall be pending with respect to any such default, then no payment shall be made by the Guarantor under the Guarantees.

          In the event that, notwithstanding the foregoing, the Guarantor shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Guarantor.

          The provisions of this Section shall not apply to any payment with respect to which Section 1302 would be applicable.

SECTION 1305. PAYMENT PERMITTED IF NO DEFAULT.

          Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent (a) the Guarantor, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshaling of assets and liabilities of the Guarantor referred to in Section 1302 or under the conditions described in Section 1303 or 1304, from making payments at any time under the Guarantees, or (b) the application by the Trustee of any money deposited with it hereunder to the payment of or on account of the principal of (and premium, if any) or interest on the Securities or the retention of such payment by the Holders, if, at the time of such application by the Trustee, it did not have knowledge that such payment would have been prohibited by the provisions of this Article.

SECTION 1306. SUBROGATION TO RIGHTS OF HOLDERS OF SENIOR INDEBTEDNESS.

          Subject to the payment in full of all Senior Indebtedness, the Holders of the Securities shall be subrogated (equally and ratably with the holders of all indebtedness of the Guarantor which by its express terms is subordinated to indebtedness of the Guarantor to substantially the same extent as the Guarantees, as the case may be, are subordinated and is entitled to like rights of subrogation) to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until all amounts due with respect to the Guarantees shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Indebtedness by Holders of the Securities or the Trustee, shall, as among the Guarantor, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, be deemed to be a payment or distribution by the Guarantor to or on account of the Senior Indebtedness.

SECTION 1307. PROVISIONS SOLELY TO DEFINE RELATIVE RIGHTS.

          The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Indebtedness (and, in the case of Section 1315, the creditors of General Obligations) on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Guarantees is intended to or shall (a) impair, as among the Guarantor, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, the obligation of the Guarantor under the Guarantees, which is absolute and unconditional, and which is intended to rank equally with all other general obligations of the Guarantor, to guarantee the payment to the Holders of the Securities as provided in Guarantees in accordance with their terms; or (b) affect the relative rights against the Guarantor of the Holders of the Securities and creditors of the Guarantor other than the holders of Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, (and under Section 1315 of creditors in respect of General Obligations) under this Article of the holders of Senior Indebtedness to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

SECTION 1308. TRUSTEE TO EFFECTUATE SUBORDINATION.

          Each holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.

SECTION 1309. NO WAIVER OF SUBORDINATION PROVISIONS.

          No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Guarantor or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Guarantor with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

          Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iii) release any Person liable in any manner for the collection of Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Guarantor and any other Person.

SECTION 1310. NOTICE TO TRUSTEE.

          The Guarantor shall give prompt written notice to the Trustee of any fact known to the Guarantor which would prohibit the making of any payment to or by the Trustee in respect of the Guarantees. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Guarantees, unless and until the Trustee shall have received written notice thereof from the Guarantor or a holder of Senior Indebtedness or from any trustee therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 701, shall be entitled in all respects to assume that no such facts exist; PROVIDED, HOWEVER, that if the Trustee shall not have received the notice provided for in this Section at least five Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within five Business Days prior to such date.

          Subject to the provisions of Section 701, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness or a trustee therefor (or a creditor in respect of General Obligations) to establish that such notice has been given by a holder of Senior Indebtedness or a trustee therefor (or a creditor in respect of General Obligations). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness (or a creditor in respect of General Obligations) to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness (or General Obligations) held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

SECTION 1311. RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF LIQUIDATING AGENT.

          Upon any payment or distribution of assets of the Guarantor referred to in this Article, the Trustee, subject to the provisions of Section 701, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Guarantor (and the creditors in respect of General Obligations), the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

SECTION 1312. TRUSTEE NOT FIDUCIARY FOR HOLDERS OF SENIOR INDEBTEDNESS (OR
              CREDITORS IN RESPECT OF GENERAL OBLIGATIONS).

          The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness (or creditors in respect of General Obligations) and shall not be liable to any such holders (or creditors in respect of

General Obligations) if it shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Guarantor, the Guarantor or to any other Person cash, property or securities to which any holders of Senior Indebtedness (or creditors in respect of General Obligations) shall be entitled by virtue of this Article or otherwise.

SECTION 1313. RIGHTS OF TRUSTEE AS HOLDER OF SENIOR INDEBTEDNESS; PRESERVATION
              OF TRUSTEE'S RIGHTS.

          The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it (or with respect to any General Obligations owed to the Trustee as a creditor), to the same extent as any other holder of Senior Indebtedness (or creditors in respect of General Obligations as the case may be), and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

          Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 707.

SECTION 1314. ARTICLE APPLICABLE TO PAYING AGENTS.

          In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company or the Guarantor and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; PROVIDED, HOWEVER, that Section 1313 shall not apply to the Company or the Guarantor or any Affiliate of the Company or the Guarantor if it or such Affiliate acts as Paying Agent.

SECTION 1315. PAYMENT OF PROCEEDS IN CERTAIN CASES.

          (a) Upon the occurrence of any of the events specified in clauses (a),
(b) and (c) of the first paragraph of Section 1302, the provisions of that Section shall be given effect to determine the amount of cash, property or securities which may be payable or deliverable as between the holders of Senior Indebtedness, on the other hand, and the Holders of Securities, on the other hand, with respect to the Guarantees.

          (b) If, after giving effect to the provisions of Section 1302 and
Section 1306, any amount of cash, property or securities of the Guarantor shall be available for payment or distribution in respect of the Guarantees ("Excess Proceeds"), and any creditors in respect of General Obligations shall not have received payment in full of all amounts due or to become due on or in respect of such General Obligations, then such Excess Proceeds shall first be applied (ratably with any amount of cash, property or securities available for payment or distribution in respect of any other indebtedness of the Guarantor that by its express terms provides for the payment over of amounts corresponding to Excess Proceeds to creditors in respect of General Obligations) to pay or provide for the payment of the General Obligations remaining unpaid, to the extent necessary to pay all General Obligations in full, after giving effect to any concurrent payment or distribution to or for creditors in respect of General Obligations. Any Excess Proceeds remaining after the payment (or provision for payment) in full of all General Obligations shall be available for payment or distribution under the Guarantees.

          (c) In the event that, notwithstanding the foregoing provisions of subsection (b) of this Section, the Trustee or Holder of any Security shall have received any payment or distribution of assets of the company of any kind or character, whether in cash, property or securities, before all General Obligations are paid in full or payment thereof duly provided for, and if such fact shall, at or prior to the time of such payment or distribution have been made known to the Trustee or, as the case may be, such Holder, then and in such event, subject to any obligation that the Trustee or such Holder may have pursuant to Section 1302, such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of asset of the Guarantor for payment in accordance with subsection (b).

          (d) Subject to the payment in full of all General Obligations, the Holders of the Securities shall be subrogated (equally and ratably with the holders of all indebtedness of the Guarantor that by its express terms provides for the payment over of amounts corresponding to Excess Proceeds to creditors in respect of General Obligations and is entitled to like rights of subrogation) to the rights of the creditors in respect of General Obligations to receive payments and distributions of cash, property and securities applicable to the General Obligations until all amounts due with respect to the Guarantees shall be paid in full. For purposes of such subrogation, no payments or distributions to creditors in respect of General Obligations of any cash, property or securities to which Holders of the Securities or the Trustee would be entitled except for the provisions of this Section, and no payments over pursuant to the provisions of this Section to creditors in respect of General Obligations by Holders of Securities or the Trustee, shall, as among the Guarantor, its creditors other than creditors in respect of General Obligations and the Holders of Securities be deemed to be a payment or distribution by the Guarantor to or on account of the General Obligations.

          (e) The provisions of subsections (b), (c) and (d) of this Section are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities with respect to the Guarantees, on the one hand, and the creditors in respect of General Obligations, on the other hand, after giving effect to the rights of the holders of Senior Indebtedness, as provided in this Article. Nothing contained in subsections (b), (c) and (d) of this Section is intended to or shall affect the relative rights against the Guarantor or the Holders of the Securities and (1) the holders of Senior Indebtedness or (2) other creditors of the Guarantor other than creditors in respect of General Obligations.

SECTION 1316. AUTOMATIC TERMINATION.

          Upon the occurrence of a Termination Event, the Guarantor will promptly notify the Trustee and the following provisions of this Indenture shall immediately and automatically terminate, be null and void ab initio and have no further effect: the definitions of "claim", "Excess Proceeds" and "General Obligations"; subsection (d) of Section 111; the third paragraph of Section 203; the last paragraph of Section 1001; subsection (b) of Section 1007; all language in each parenthetical containing the words "General Obligations" in Sections 1307, 1310, 1311, 1313 and 1313; and Section 1315. The Trustee shall have the right at any time to request that the Guarantor supply it with an Opinion of Counsel as to whether a Termination Event shall have occurred.

                              --------------------

          This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.


                                      -92

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                                  ZIONS FINANCIAL CORP.


                                                  By     /s/ Dale M. Gibbons
                                                     ---------------------------

Attest:


   /s/ Jennifer Jolley
-----------------------------


                                                  ZIONS BANCORPORATION


                                                  By    /s/ Dale M. Gibbons
                                                     ---------------------------


                                                  CHASE MANHATTAN BANK AND
                                                  TRUST COMPANY,
                                                  NATIONAL ASSOCIATION


                                                  By    /s/ James L. Nagy
                                                     --------------------------

STATE OF UTAH       )
                         ss.:
COUNTY OF SALT LAKE )

          On the 24th day of May 2001, before me personally came Dale M. Gibbons, to me known, who, being by me duly sworn, did depose and say that he is the Secretary of Zions Financial Corp., a Delaware corporation, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.


                                                    /s/ Laurie S. Hart
                                                    -------------------------
                                                    Notary Public
My Commission Expires:
                                                    Residing in: SL County, Utah
[Seal of Notary Public]                             ----------------------------


STATE OF UTAH       )
                         ss.:
COUNTY OF SALT LAKE )

          On the 24th day of May 2001, before me personally came Dale M. Gibbons, to me known, who, being by me duly sworn, did depose and say that he is an Executive Vice President and the Chief Financial Officer of Zions Bancorporation, a Utah corporation, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.


                                                    /s/ Laurie S. Hart
                                                    -------------------------
                                                    Notary Public
My Commission Expires:
                                                    Residing in: SL County, Utah
[Seal of Notary Public]                             ----------------------------



                                      -94-